                       SEMIANNUAL REPORT / APRIL 30, 2002

                           AIM GLOBAL HEALTH CARE FUND

                                  [COVER IMAGE]

                                [AIM FUNDS LOGO]

                            --Registered Trademark--

================================================================================

                                 [COVER IMAGE]

                       BASKET OF APPLES BY JOHN S. BUNKER

    FRESH FRUIT IS FREQUENTLY ASSOCIATED WITH HEALTH AND WELL BEING. USING A

     DISCIPLINED INVESTMENT APPROACH, AIM GLOBAL HEALTH CARE FUND SEEKS TO

    INVEST IN COMPANIES THAT BRING TO THE MARKETPLACE PRODUCTS AND SERVICES

                 DESIGNED TO COMBAT DISEASE AND PROMOTE HEALTH.

================================================================================

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM Global Health Care Fund's performance figures are historical, and they reflect fund expenses, the reinvestment of distributions and changes in net asset value.

o When sales charges are included in performance figures, Class A share performance reflects the maximum 4.75% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge
    (CDSC) for the period involved. The CDSC on Class B shares declined from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. The performance of the fund's Class A, Class B and Class C shares will differ because of different sales-charge structures and class expenses.

o International investing presents certain risks not associated with investing solely in the United States. These include risks relating to fluctuations in the value of the U.S. dollar relative to the values of other currencies, the custody arrangements made for the fund's foreign holdings, differences in accounting, political risks and the lesser degree of public information required to be provided by non-U.S. companies.

o Investing in a single-sector mutual fund involves greater risk and potential reward than investing in a more diversified fund.

o The fund's investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o The unmanaged Lipper Health and Biotechnology Fund Index represents an average of the 30 largest health and biotechnology funds tracked by Lipper, Inc., an independent mutual fund performance monitor.

o The unmanaged MSCI All Country (AC) World Free Index is a group of global securities tracked by Morgan Stanley Capital International. A "free" index includes only securities available to non-domestic investors.

An investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges or fund expenses.

   AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT
     AGENCY. THERE IS A RISK THAT YOU COULD LOSE SOME OR ALL OF YOUR MONEY.

 This report may be distributed only to current shareholders or to persons who have received a current prospectus of the fund.

================================================================================

AVERAGE ANNUAL TOTAL RETURNS

As of 4/30/02, including sales charges

================================================================================

                                  [BAR CHART]
CLASS A SHARES
 Inception (8/7/89)                  14.82%
  10 Years                           13.70
   5 Years                           17.92
   1 Year                             1.04

CLASS B SHARES
 Inception (4/1/93)                  16.95%
   5 Years                           18.27
   1 Year                             1.01

CLASS C SHARES
 Inception (3/1/99)                  16.12%
   1 Year                             4.67

================================================================================

In addition to the fund's average annual total returns shown as of the close of the reporting period shown in the table above, industry regulations require us to provide average annual total returns (including sales charges) as of 3/31/02, the most recent calendar quarter-end, which were: Class A shares, inception (8/7/89), 15.02%; 10 years, 13.09%; five years, 16.88%; one year, 6.68%. Class B shares, inception (4/1/93), 17.27%; five years, 17.21%; one year, 6.69%. Class C shares, inception (3/1/99), 17.02%; one year, 10.52%.

PAST PERFORMANCE CANNOT GUARANTEE COMPARABLE FUTURE RESULTS. Due to recent significant market volatility, results of an investment made today may differ substantially from the historic performance shown. Call your financial advisor for more current performance.

                    DEAR FELLOW SHAREHOLDER:

[PHOTO OF           In a letter to shareholders in spring 1995 fund reports,
ROBERT H.           before Alan Greenspan had uttered the words "irrational
GRAHAM              exuberance," we cautioned our investors: "If you are
                    investing in mutual funds with expectations of double-digit returns every year, you will be disappointed. Maybe not today, but sometime in the future."

                       Depending on which AIM funds you own, there is a good
                    possibility you have experienced a loss during the past couple of years, perhaps including the six months covered by this report. Even investors who have not lost money may have been tempted to take their money out of the markets. We at AIM thank you for staying with us during this period.

                       Our nation and our markets have been badly shaken
                    recently: by terrorism and war, by the first recession in a decade, by a two-year bear market for equities, and by a loss of confidence in corporate governance and financial reporting stemming from the Enron collapse. It is obvious that markets got way ahead of themselves during the 1990s. Recall the euphoria about the Dow Jones Industrials breaking through the 10,000 mark. The Dow closed above that mark for the first time on March 29, 1999. As the period covered by this report closed, it was hovering around that mark. However, it would be foolish to replace irrational exuberance with equally irrational pessimism. Many of you who have only recently begun investing, perhaps as the markets were peaking in 1999 and 2000, may wonder whether markets ever produce positive returns. Nevertheless, the overwhelming majority of long-term investors, those who have been invested at least five years, are well ahead of where they started.

LONG-TERM OPTIMISM

One of our senior investment officers recently described what he considers the appropriate approach to the current equity markets: "optimism, tempered with rationality." I couldn't agree more. Looking at the long run, I cannot help being optimistic about the prospects for the U.S. economy. A great deal of the world's intellectual capital resides within our borders, and we enjoy a political and business structure that historically has provided unparalleled incentive for hard work and innovation. It takes effort not to be enthusiastic about the long-term state of the U.S. economy, and therefore of our equity markets.

    Beyond domestic equities, there are other investments with attractive potential. The likelihood of stable interest rates is strong, as the Federal Reserve has signaled its neutral stance in light of tame inflation and measured economic growth. Bonds typically do well in such a climate.

    The current international outlook is also favorable. Recent European economic data point to a pickup in manufacturing and consumer confidence. In Asia, export-led recovery is a dominant theme.

    No one, however, is anticipating a return to the heady days of the '90s, and a dose of realistic expectations would do us all well. Over the very long term--since before the Great Depression--domestic equities have produced average annual total returns of approximately 10%; fixed-income investments typically return less.

    As we warned seven years ago, bull markets do end. So do bear markets. The trouble is, no one can predict exactly when. In this environment, we at AIM can only promise to remain focused on two fundamental aspects of our business. The first is a disciplined investment process, which we know is the root of good performance over time. The other is excellent customer service, which you always deserve but probably need even more when markets are as volatile and generally disappointing as they have been lately.

YOUR FUND MANAGERS COMMENT

In the pages that follow, you will find your fund managers' more detailed discussion of factors that influenced your fund.

    Briefly, despite lingering economic uncertainty stretching across markets, Class A shares of AIM Global Health Care Fund produced total return of 3.71%, excluding sales charges, for the six months ended April 30, 2002. By comparison, the Lipper Health and Biotechnology Fund Index, posted total return of -6.67% during the same six months. The fund was helped by its relatively lower exposure to biotech stocks compared to its peer group of funds.

    You can always find timely information about your fund and the markets in general on our Web site, aimfunds.com. We invite you to visit it often. Our Client Services Department can be reached during regular business hours at 800-959-4246.

    Thank you for your continued participation in The AIM Family of Funds--Registered Trademark--.

Sincerely,

/s/ ROBERT H. GRAHAM
Robert H. Graham
Chairman
June 10, 2002

HEALTH CARE STOCKS STRUGGLE TO HOLD GROUND

HOW DID AIM GLOBAL HEALTH CARE FUND PERFORM?

AIM Global Health Care Fund posted competitive numbers for the six months ending April 30, 2002.

    Against a background of economic uncertainty and corporate accounting problems that resulted in volatile market conditions, the fund's Class A shares produced returns of 3.71% for the six-month reporting period. Class B and Class C shares returned 3.47%. (Returns are at net asset value and do not include sales charges.) Fund performance outpaced that of its benchmark index, the Lipper Health and Biotechnology Fund Index. The Lipper index posted returns of -6.67% during the six months covered by this report.

    Even more impressive was the performance of AIM Global Health Care Fund immediately following the terrorist attacks on the United States. The fund gained 10.34% from the Sept. 21, 2001 market low through April 30, 2002. (Returns are for Class A shares at net asset value.)

    Net assets also grew during the six-month reporting period, from $843.5 million on October 31, 2001, to $962.5 million on April 30, 2002.

HOW WERE MARKET CONDITIONS DURING THE REPORTING PERIOD?

Uncertainty creates problems for stock markets because it is not quantifiable. And uncertainty - based upon the Israeli-Palestinian conflict and the U.S.-led war on terrorism - has penetrated U.S. markets and limited growth as the nation recovers from recession. Additionally, the Enron meltdown spawned investor concerns about corporate management and accounting practices. And these concerns persist.

    Analysts declared the recession ended as companies produced strong growth during the first quarter. Gross domestic product had recovered, interest rates were low and the Federal Reserve Board assumed a neutral position on interest rates. Furthermore, corporate profit margins were improving.

    Now, though, the national economic rebound has slowed. Major industries like construction, manufacturing, telecommunications and automobiles endured sharp job losses late in the reporting period. In addition, U.S. consumer confidence fell in April, if only slightly, suggesting the nation was still concerned about economic problems, the potential for war, plus questions about corporate management and accounting procedures.

    AIM Global Health Care Fund had more than 75% of assets in domestic equities, with the rest in Japan and Europe when the reporting period closed. These regions have not fared well in the current environment. Japan continues to face systemic banking problems, but corporate executives are beginning to express hope for improvement in recent surveys. France's economy slumped again in the first quarter of 2002. France's gross domestic product rose only 2% for all of 2001, and slumped into negative territory for the fourth quarter.

WHAT WAS THE ENVIRONMENT LIKE FOR HEALTH CARE STOCKS?

Health care is a defensive sector that has performed well when the economic outlook is weaker.

    The hospital and services companies performed well in the reporting period because of strong fundamentals and solid financial performance. Pharmaceutical companies, which are defensive stocks as well, continued to perform poorly because of product pipeline disappointments and increased exposure of current pipelines to generic substitution.

    Biotechnoloy companies experienced a strong calendar year-end in 2001, only to sink to new lows in 2002 because of a series of late-stage product failures in clinical trials. Both pharmaceutical and biotechnology companies were also hurt by a slower FDA product approval process, and by greater FDA vigilance on companies' adherence to manufacturing standards.

================================================================================

FUND AT A GLANCE

AIM Global Health Care Fund is for shareholders seeking long-term growth of capital. The fund invests in global companies that design, manufacture or sell products and services used in health care or medicine.

                                   [GRAPHIC]

INVESTMENT STYLE: GROWTH (Focuses on the growth potential of a company's earnings, the most tangible measure of growth and success.)

o Investing in the best health care companies worldwide, using a bottom-up stock selection process

o   No more than 50% of assets in any single country other than the United
    States

o   Diversified across industries within the health care sector

================================================================================

PORTFOLIO COMPOSITION

As of 4/30/02, based on total net assets

==========================================================================================================
TOP 10 HOLDINGS                                           TOP 10 INDUSTRIES
----------------------------------------------------------------------------------------------------------
 1. Tenet Healthcare Corp.                       7.1%      1. Pharmaceuticals                        48.3%

 2. Community Health Systems, Inc.               6.7       2. Health Care Facilities                 25.9

 3. ICN Pharmaceuticals Inc.                     5.2       3. Biotechnology                           9.4

 4. Pfizer Inc.                                  5.2       4. Health Care Equipment                   8.3

 5. King Pharmaceuticals, Inc.                   5.1       5. Diversified Chemicals                   1.8

 6. Pharmacia Corp.                              4.6       6. Electronic Equipment & Instruments      0.9

 7. Sanofi-Synthelabo S.A. (France)              4.4       7. Health Care Distributors & Services     0.9

 8. Forest Laboratories, Inc.                    4.2       8. Health Care Supplies                    0.7

 9. Guidant Corp.                                4.2       9. Managed Health Care                     0.7

10. Universal Health Services, Inc. - Class B    4.2      10. Household Appliances                    0.0

The fund's portfolio is subject to change, and there is no guarantee that the fund will continue to hold any particular security.
==========================================================================================================

HOW WAS THE FUND POSITIONED ON APRIL 30?

The fund remains diversified within the health care sector. However, it has slightly increased its exposure to biotechnology and health care equipment stocks, and offset that by a slight decrease in exposure to health care facilities and services stocks.

    Still, the fund has significantly less exposure to biotech stocks than many of its peer group funds. This has historically contributed to lower volatility in the fund, and in 2002 has been instrumental in AIM Global Health Care Fund's outperformance compared to its peer group.

    The fund remains heavily committed to hospital stocks, which account for nearly 30% of investments. This exposure benefited the fund, as stocks in the hospital industry made significant gains. Also, the fund benefited from its selective exposure to pharmaceutical companies, which were pushed lower during the early part of 2002. The fund invested in pharmaceutical companies with strong product pipelines and limited exposure to generic drugs.

    The number of stock holdings in the portfolio has been increased from 118 to 162 over the past six months. This increase reflects an attempt by fund managers to diversify the portfolios of shareholders.

CAN YOU DISCUSS SOME STOCK HOLDINGS?

    Listed below are four stocks. Three did well for the portfolio, and one did not perform as expected.

    TENET HEALTHCARE is the fund's largest holding and is a strong stock in a good sector for the fund. Tenet is one of the largest hospital chains in the U.S. The firm owns or operates about 110 hospitals in 17 states. Like many stocks in this sector, the company benefited from favorable legislation, increasing admission rates, and strong pricing power.

    COMMUNITY HEALTH SYSTEMS has been near the top of the fund's top ten holdings list for more than a year. The firm's stock again provided solid performance. Community operates about 60 hospitals in 20 states, primarily in rural areas of the southern U.S.

    UNIVERSAL HEALTH SERVICES is another strong stock in a growing sector that helped the fund's performance. Universal has 35 acute care hospitals, about 25 ambulatory surgical and radiation therapy centers, and more than 35 behavioral health centers.

    BRISTOL-MYERS SQUIBB, by contrast, has not performed well. The company purchased a 20% share of the biotechnology company ImClone, which suffered a major setback at the Food and Drug Administration. Also hurting stock performance were inventory-related concerns. Bristol-Myers Squibb sells products like Boost and Excedrin, but a majority of sales come from prescription pharmaceuticals.

WHAT WERE CONDITIONS LIKE AT THE CLOSE OF THE REPORTING PERIOD?

Markets were volatile as investors kept a close eye on developments at home and abroad. While the recession had apparently ended, full economic recovery remained elusive. Although the nation's GDP grew at a torrid 5.6% annualized rate in the first quarter of 2002, much of this expansion was due to businesses increasing production to replenish depleted inventories--a trend that was unlikely to continue. Moreover, business spending on equipment, buildings and software declined in the first quarter, an indication that the economy was still struggling. The nation's unemployment rate fluctuated modestly during the reporting period and stood at 6.0% in April as companies were reluctant to expand their payrolls.

    In contrast, corporate profit margins were improving, while interest rates and inflation were low. Consumer confidence - despite a slip in April - generally rose over the reporting period. And consumer spending, which accounts for about two-thirds of economic activity, remained healthy.

    Investors remained uncertain as concerns persisted about the economy, corporate management and accounting veracity, plus the potential for more military conflicts in global hot spots.

    PORTFOLIO MANAGEMENT TEAM

    Derek S. Izuel
    Roger J. Mortimer
    Ronald S. Sloan
    Michael Yellen

          See important fund and index disclosures inside front cover.

BOND FUNDS CAN DIVERSIFY YOUR PORTFOLIO

Soaring equity markets in the 1990s focused media attention on stocks and stock funds.

    But don't overlook bond funds. Because bonds often behave differently than stocks, adding bond funds to your portfolio can potentially:

-   Reduce the risk associated with investing only in stock funds

-   Enhance total returns

-   Provide a steady source of income

   Here are a few of bonds' more important characteristics.

HOW BONDS DIFFER FROM STOCKS

Stocks represent ownership in a company; bonds are debt obligations. When you buy a bond, you lend money to a government, agency or company. In return, the borrower agrees to pay you back on a specific date. The borrower also agrees to pay you interest, usually at specific intervals, until the obligation is retired.

    A bond's maturity is determined by the date when the entire loan and the last interest payment are due. If a bond was issued on January 1, 2000, and the entire loan must be paid off by January 1, 2030, the bond has a maturity of 30 years.

SEVERAL FACTORS DETERMINE INTEREST RATES, BOND PRICES

Generally, bonds with longer maturities have higher interest rates. That's because there is usually a greater risk that a borrower will default on a loan over a long period than a short period. Also, it is almost impossible to predict economic conditions many years in the future. Hence, bonds with longer maturities usually must offer higher interest rates to attract buyers.

    But probably the most important factor determining a bond's interest rate is the perceived ability of the borrower to repay. Several credit-rating agencies, including Standard & Poor's (S&P), assess this ability and assign a rating to a bond issue. S&P's highest rating is AAA; its lowest is D. Generally, the lower a bond's rating, the higher its interest rate.

    Prevailing interest rates also are important in determining the rates of newly issued bonds and are a key factor affecting bond prices. For instance, if you own a bond with an interest rate of 7% and the current interest rate for new bonds of similar quality and maturity is 6%, your bond is likely to command a price higher than its face value in the marketplace. Conversely, the market price of your bond will likely drop below face value if interest rates for new bonds of similar quality and maturity rise above 7%.

PRICES VS. YIELDS

Bond prices and yields move in opposite directions. That's because a bond's yield is determined by dividing its interest rate by its current market value. For example, if the market price of a bond with a face value of $1,000 and a 10% interest rate drops to $500, its yield rises to 20%.

    In assessing bond-market trends, analysts tend to quote yields rather than prices. Thus, if analysts report that yields are falling, that means prices are rising; if yields are rising, bond prices are falling. While the financial media tend to focus on the U.S. Treasury market, there are other types of bonds.

                                   [GRAPHIC]

U.S. GOVERNMENT/AGENCY ISSUES

U.S. Treasury bills, notes and bonds are considered the safest fixed-income investments because they are backed by the full faith and credit of the U.S. government. Treasury bills have maturities of less than one year; Treasury notes from one to 10 years; Treasury bonds have maturities exceeding 10 years. Historically, the 30-year Treasury has been the benchmark for the performance of the bond market in general. Many analysts now prefer to use the 10-year Treasury note.

    Early in 2000, the U.S. Treasury began buying back its longer-maturity bonds, including its 30-year issues. The federal-government surplus was allowing the Treasury to retire some of its debt prematurely. The perception is that the Treasury may eventually retire all of its 30-year bonds and discontinue issuing them.

    In addition to the Treasury, Congress has authorized certain federal-government agencies, such as the Government National Mortgage Association (Ginnie Mae), to issue marketable debt securities. Agency-like corporations operating under government charters, such as the Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac), also issue bonds.

    Government-Sponsored Enterprises (GSEs) like Fannie Mae and Freddie Mac have been the subject of controversy. Though shareholder-owned, Freddie Mac and Fannie Mae operate under federal charters that help ensure that lenders such as savings and loans have enough money to make new loans and keep mortgage rates affordable. Those federal charters exempt GSEs from state and local corporate income taxes, give them a $2.25 billion line of credit with the Treasury and allow them to borrow at lower interest rates than similarly rated corporations. This "implied government guarantee" has been called into question. This GSE debate will likely not be resolved soon.

                                   [GRAPHIC]

MUNICIPAL BONDS

Municipal bonds (munis) are issued by state and local governments, including cities, school districts and similar entities. Income from these bonds is generally exempt from federal income taxes. Additionally, municipal bonds issued in a state are usually exempt from state income taxes in that state. Munis include revenue bonds, which are supported with income from projects (such as toll roads) and general obligation (GO) bonds, which are funded by tax dollars.

    Because they are supported by tax dollars, GO bonds tend to be more susceptible to the political climate than revenue bonds. Sometimes, state and local governments find it difficult to raise taxes to support bond issues. This has been less of an issue recently as many state and local governments have had revenue surpluses. Retiring revenue bonds is largely dependent on the project's ability to generate sufficient income.

                                   [GRAPHIC]

CORPORATE BONDS

Corporate bonds are issued by companies raising money for working capital or for capital expenditures such as plant construction or equipment purchases. U.S. government bonds are generally exempt from state income taxes, and municipal bonds are usually exempt from federal income taxes. Corporate bonds are fully taxable. Corporate bonds, whether investment- or non-investment-grade, generally have higher yields than Treasury issues of the same maturity. The difference between these yields is often referred to as the spread. When yield differentials are significant, spreads are said to be wide; when they are close together, spreads are narrow.

                                   [GRAPHIC]

HIGH-YIELD BONDS

High yield or junk bonds are below investment-grade--that is, they have been assigned a rating of BB or lower from a credit-rating agency such as Standard & Poor's based on an evaluation of the issuer's ability to pay off its indebtedness. High-yield bonds are considered riskier than investment-grade bonds, so they generally have higher interest rates. Junk bonds may include municipal and corporate debt securities and the government bonds of certain nations.

    Unlike other types of bonds, high-yield securities tend to benefit from a robust, rapidly growing economy. When the issuers of high-yield bonds experience greater revenue intake, they are better able to meet their debt obligations. Conversely, high-yield bonds tend to underperform during periods of economic uncertainty when investors tend to prefer higher-quality bonds, particularly Treasuries.

                                   [GRAPHIC]

FOREIGN BONDS

Foreign bonds include debt securities issued by non-U.S. governments, corporations, cities and other entities in both developed and developing nations. They can be denominated in U.S. dollars or foreign currencies. They are fully taxable in the United States, and the strength of the dollar relative to other currencies will affect returns for U.S. investors. It is important to note that investing in developing nations involves greater risk than investing in developed markets.

BOND MUTUAL FUNDS ALSO VARIED

Just as there are different types of bonds, there are different types of bond mutual funds. Some invest in only one type of bond, such as U.S. Treasury securities. Others invest in a variety of issues, such as foreign-government bonds and domestic corporate bonds. Some invest in a combination of stocks and bonds. There are bond funds for both conservative and more aggressive investors.

    When investing in bond funds, remember that an investment's return is linked to its risk. For bond funds, risk is directly related to a fund's maturity and credit structure. The higher the return, the higher the risk. Conversely, relatively safe investments offer relatively lower returns.

    A fund's prospectus and statement of additional information discuss in more detail the types of bonds contained in its portfolio and risk factors associated with these securities.

    Your financial advisor is the best person to contact if you have any questions about investing in bonds or a bond fund.

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

APRIL 30, 2002
(UNAUDITED)


                                                               MARKET
                                                 SHARES        VALUE
DOMESTIC COMMON STOCKS-75.55%

BIOTECHNOLOGY-9.39%

Affymetrix, Inc.(a)                               209,400   $  5,312,478
------------------------------------------------------------------------
Alexion Pharmaceuticals, Inc.(a)                  660,000     12,196,800
------------------------------------------------------------------------
Amgen, Inc.(a)(b)                                 150,000      7,932,000
------------------------------------------------------------------------
Applied Molecular Evolution, Inc.(a)                5,000         37,400
------------------------------------------------------------------------
ArQule Inc.(a)                                     10,000         95,000
------------------------------------------------------------------------
Biogen, Inc.(a)                                    15,000        652,050
------------------------------------------------------------------------
BioMarin Pharmaceuticals Inc.(a)                   85,000        512,550
------------------------------------------------------------------------
Cell Genesys, Inc.(a)                             140,000      1,989,400
------------------------------------------------------------------------
Cell Therapeutics, Inc.(a)                            100          1,242
------------------------------------------------------------------------
Cephalon, Inc.(a)                                     100          5,864
------------------------------------------------------------------------
Charles River Laboratories International,
  Inc.(a)                                         230,000      6,888,500
------------------------------------------------------------------------
Ciphergen Biosystems, Inc.(a)                       1,000          6,170
------------------------------------------------------------------------
Corvas International, Inc.(a)                     822,500      2,582,650
------------------------------------------------------------------------
CV Therapeutics, Inc.(a)                           90,000      2,604,600
------------------------------------------------------------------------
Diacrin, Inc.(a)                                      100            163
------------------------------------------------------------------------
Exelixis, Inc.(a)                                     100            990
------------------------------------------------------------------------
Genencor International Inc.(a)                        100          1,055
------------------------------------------------------------------------
Genentech, Inc.(a)                                 40,000      1,420,000
------------------------------------------------------------------------
Genzyme Corp.(a)                                  110,000      4,503,400
------------------------------------------------------------------------
Genzyme Molecular Oncology(a)                     150,000        577,650
------------------------------------------------------------------------
Gilead Sciences, Inc.(a)                            1,000         31,120
------------------------------------------------------------------------
Human Genome Sciences, Inc.(a)                    396,000      6,233,040
------------------------------------------------------------------------
IDEC Pharmaceuticals Corp.(a)                         100          5,495
------------------------------------------------------------------------
ILEX Oncology, Inc.(a)                              1,000         16,390
------------------------------------------------------------------------
Incyte Genomics, Inc.(a)                        1,130,000      9,277,300
------------------------------------------------------------------------
Invitrogen Corp.(a)                                   100          3,468
------------------------------------------------------------------------
Maxygen Inc.(a)                                     5,000         46,100
------------------------------------------------------------------------
Medarex, Inc.(a)                                      100          1,014
------------------------------------------------------------------------
Neurocrine Biosciences, Inc.(a)                       100          3,289
------------------------------------------------------------------------
Onyx Pharmaceuticals, Inc.(a)                         100            795
------------------------------------------------------------------------
Orchid Biosciences, Inc.(a)                        65,000        150,150
------------------------------------------------------------------------
Protein Design Labs, Inc.(a)                    1,275,000     22,899,000
------------------------------------------------------------------------
SangStat Medical Corp.(a)                           1,000         23,300
------------------------------------------------------------------------
Sequenom Inc.(a)                                    1,000          5,890
------------------------------------------------------------------------
Titan Pharmaceuticals, Inc.(a)                    700,000      4,375,000
------------------------------------------------------------------------
Transkaryotic Therapies, Inc.(a)                      100          3,986
------------------------------------------------------------------------
Vertex Pharmaceuticals, Inc.(a)                       100          2,127
------------------------------------------------------------------------
XOMA Ltd.(a)                                        1,000          3,730
========================================================================
                                                              90,401,156
========================================================================

                                                               MARKET
                                                 SHARES        VALUE


ELECTRONIC EQUIPMENT & INSTRUMENTS-0.92%

Fisher Scientific International Inc.(a)             1,000   $     28,480
------------------------------------------------------------------------
PerkinElmer, Inc.                                     100          1,280
------------------------------------------------------------------------
Varian Inc.(a)(b)                                 260,500      8,789,270
------------------------------------------------------------------------
Waters Corp.(a)                                       100          2,695
========================================================================
                                                               8,821,725
========================================================================

ENVIRONMENTAL SERVICES-0.01%

Stericycle, Inc.(a)                                 1,000         67,530
========================================================================

HEALTH CARE DISTRIBUTORS & SERVICES-0.89%

AmerisourceBergen Corp.(b)                         70,000      5,425,000
------------------------------------------------------------------------
AMN Healthcare Services, Inc.(a)                      100          3,081
------------------------------------------------------------------------
Apria Healthcare Group Inc.(a)                        100          2,599
------------------------------------------------------------------------
Cross Country, Inc.(a)                                100          3,026
------------------------------------------------------------------------
DaVita, Inc.(a)                                     1,000         25,920
------------------------------------------------------------------------
Express Scripts, Inc.(a)                              100          6,321
------------------------------------------------------------------------
Informax, Inc.(a)                                  20,000         25,000
------------------------------------------------------------------------
Laboratory Corp. of America Holdings(a)             1,000         99,200
------------------------------------------------------------------------
Lincare Holdings Inc.(a)                           15,000        472,200
------------------------------------------------------------------------
Odyssey Healthcare, Inc.(a)                           100          3,402
------------------------------------------------------------------------
Omnicell, Inc.(a)                                     100            562
------------------------------------------------------------------------
Owens & Minor, Inc.                                 1,000         20,690
------------------------------------------------------------------------
PSS World Medical, Inc.(a)                          1,000          9,900
------------------------------------------------------------------------
Syncor International Corp.(a)(b)                   80,000      2,500,800
========================================================================
                                                               8,597,701
========================================================================

HEALTH CARE EQUIPMENT-7.98%

ABIOMED, Inc.(a)                                   10,000         70,100
------------------------------------------------------------------------
ATS Medical, Inc.(a)(c)                         1,550,000      2,960,500
------------------------------------------------------------------------
Becton, Dickinson & Co.                           200,000      7,434,000
------------------------------------------------------------------------
Caliper Technologies Corp.(a)                       1,000         10,530
------------------------------------------------------------------------
Cambridge Heart, Inc.(a)                           10,000         14,000
------------------------------------------------------------------------
Cardiac Science, Inc.(a)                        2,465,000      7,148,500
------------------------------------------------------------------------
ChromaVision Medical Systems, Inc.(a)              10,000         19,000
------------------------------------------------------------------------
CONMED Corp.(a)                                       100          2,700
------------------------------------------------------------------------
Cygnus, Inc.(a)                                     5,000         23,550
------------------------------------------------------------------------
Endocare, Inc.(a)                                  10,000        191,900
------------------------------------------------------------------------
Guidant Corp.(a)                                1,070,000     40,232,000
------------------------------------------------------------------------
Medtronic, Inc.                                    50,000      2,234,500
------------------------------------------------------------------------
Mentor Corp.                                      100,000      4,005,000
------------------------------------------------------------------------
Therasense, Inc.(a)                                   100          2,500
------------------------------------------------------------------------
Thoratec Corp.(a)                               1,200,000      9,852,000
------------------------------------------------------------------------


                                                               MARKET
                                                 SHARES        VALUE
HEALTH CARE EQUIPMENT-(CONTINUED)

Varian Medical Systems, Inc.(a)                     2,000   $     86,700
------------------------------------------------------------------------
Wright Medical Group, Inc.(a)                       1,000         18,960
------------------------------------------------------------------------
Zimmer Holdings, Inc.(a)                            1,000         34,710
------------------------------------------------------------------------
Zoll Medical Corp.(a)                              65,000      2,471,300
========================================================================
                                                              76,812,450
========================================================================

HEALTH CARE FACILITIES-25.91%

Community Health Systems, Inc.(a)               2,220,000     64,424,400
------------------------------------------------------------------------
HCA Inc.                                          240,000     11,469,600
------------------------------------------------------------------------
Health Management Associates, Inc.-Class A(a)     980,000     20,913,200
------------------------------------------------------------------------
HEALTHSOUTH Corp.(a)                                  100          1,510
------------------------------------------------------------------------
LifePoint Hospitals, Inc.(a)                        1,000         42,000
------------------------------------------------------------------------
Medcath Corp.(a)                                      100          1,805
------------------------------------------------------------------------
Province Healthcare Co.(a)                        210,000      8,087,100
------------------------------------------------------------------------
RehabCare Group, Inc.(a)                              100          2,665
------------------------------------------------------------------------
Select Medical Corp.(a)                               100          1,505
------------------------------------------------------------------------
Tenet Healthcare Corp.(a)(b)                      930,000     68,234,100
------------------------------------------------------------------------
Triad Hospitals, Inc.(a)                          860,000     36,120,000
------------------------------------------------------------------------
United Surgical Partners International,
  Inc.(a)                                           1,000         28,900
------------------------------------------------------------------------
Universal Health Services, Inc.-Class B(a)        860,000     40,033,000
========================================================================
                                                             249,359,785
========================================================================

HEALTH CARE SUPPLIES-0.63%

Bausch & Lomb, Inc.                               130,000      4,676,100
------------------------------------------------------------------------
DJ Orthopedics Inc.(a)                             20,000        171,200
------------------------------------------------------------------------
MedSource Technologies, Inc.(a)                    50,000        649,500
------------------------------------------------------------------------
STAAR Surgical Co.(a)                             107,600        528,316
========================================================================
                                                               6,025,116
========================================================================

HOUSEHOLD APPLIANCES-0.01%

Helen of Troy Ltd.(a)                              10,000        138,100
========================================================================

MANAGED HEALTH CARE-0.66%

AMERIGROUP Corp.(a)                                   100          3,055
------------------------------------------------------------------------
Anthem, Inc.(a)                                       100          6,820
------------------------------------------------------------------------
CIGNA Corp.                                           100         10,900
------------------------------------------------------------------------
Coventry Health Care, Inc.(a)                         100          3,150
------------------------------------------------------------------------
PacifiCare Health Systems, Inc.(a)                  1,000         30,260
------------------------------------------------------------------------
Trigon Healthcare, Inc.(a)                          1,000        100,660
------------------------------------------------------------------------
UnitedHealth Group Inc.                            70,000      6,146,700
------------------------------------------------------------------------
Wellpoint Health Networks Inc.(a)                     100          7,508
========================================================================
                                                               6,309,053
========================================================================

PHARMACEUTICALS-29.15%

Abbott Laboratories                                 1,000         53,950
------------------------------------------------------------------------
Allergan, Inc.                                     15,000        988,650
------------------------------------------------------------------------
Argonaut Technologies Inc.(a)                         100            233
------------------------------------------------------------------------
Barr Laboratories, Inc.(a)                          1,000         66,650
------------------------------------------------------------------------
Bristol-Myers Squibb Co.                          230,000      6,624,000
------------------------------------------------------------------------

                                                               MARKET
                                                 SHARES        VALUE

PHARMACEUTICALS-(CONTINUED)

Eli Lilly & Co.                                    10,000   $    660,500
------------------------------------------------------------------------
Forest Laboratories, Inc.(a)                      530,000     40,884,200
------------------------------------------------------------------------
Guilford Pharmaceuticals Inc.(a)                  740,000      5,698,000
------------------------------------------------------------------------
ICN Pharmaceuticals, Inc.                       1,808,000     50,009,280
------------------------------------------------------------------------
InterMune Inc.(a)                                  60,000      1,605,000
------------------------------------------------------------------------
Isis Pharmaceuticals, Inc.(a)                   1,300,000     16,458,000
------------------------------------------------------------------------
IVAX Corp.(a)                                      11,000        129,800
------------------------------------------------------------------------
Johnson & Johnson                                   1,000         63,860
------------------------------------------------------------------------
King Pharmaceuticals, Inc.(a)                   1,550,000     48,577,000
------------------------------------------------------------------------
Merck & Co., Inc.                                   1,000         54,340
------------------------------------------------------------------------
NPS Pharmaceuticals, Inc.(a)                          100          2,981
------------------------------------------------------------------------
OraPharma, Inc.(a)                                250,000        825,000
------------------------------------------------------------------------
Pfizer Inc.                                     1,365,900     49,650,465
------------------------------------------------------------------------
Pharmacia Corp.                                 1,070,000     44,116,100
------------------------------------------------------------------------
PRAECIS Pharmaceutical Inc.(a)                  2,020,000      7,231,600
------------------------------------------------------------------------
Schering-Plough Corp.                             230,000      6,279,000
------------------------------------------------------------------------
SICOR Inc.(a)                                         100          1,772
------------------------------------------------------------------------
Wyeth                                              10,000        570,000
========================================================================
                                                             280,550,381
========================================================================

SEMICONDUCTOR EQUIPMENT-0.00%

Varian Semiconductor Equipment Associates,
  Inc.(a)                                           1,000         46,720
========================================================================
    Total Domestic Common Stocks (Cost
      $651,868,460)                                          727,129,717
========================================================================

FOREIGN STOCKS & OTHER EQUITY
  INTERESTS-21.32%

CANADA-0.00%

Dynacare Inc. (Health Care Distributors &
  Services)(a)                                      1,000         16,890
========================================================================

DENMARK-0.11%

Novo Nordisk A.S.-Class B (Pharmaceuticals)        35,000      1,025,958
========================================================================

FRANCE-5.86%

Aventis S.A. (Pharmaceuticals)                    200,000     14,196,942
------------------------------------------------------------------------
Sanofi-Synthelabo S.A. (Pharmaceuticals)          660,000     42,215,423
========================================================================
                                                              56,412,365
========================================================================

GERMANY-2.42%

Altana A.G. (Pharmaceuticals)                     100,000      5,590,553
------------------------------------------------------------------------
Bayer A.G. (Diversified Chemicals)                 15,000        493,562
------------------------------------------------------------------------
Merck KGaA (Pharmaceuticals)                      582,800     17,209,035
========================================================================
                                                              23,293,150
========================================================================

ISRAEL-3.16%

Lumenis Ltd. (Health Care Equipment)(a)            55,000        469,150
------------------------------------------------------------------------
Teva Pharmaceutical Industries Ltd.-ADR
  (Pharmaceuticals)                               535,000     29,965,350
========================================================================
                                                              30,434,500
========================================================================


                                                               MARKET
                                                 SHARES        VALUE

JAPAN-5.90%

Banyu Pharmaceutical Co., Ltd.
  (Pharmaceuticals)                               290,000   $  3,875,088
------------------------------------------------------------------------
Chugai Pharmaceutical Co., Ltd.
  (Pharmaceuticals)                               190,000      2,266,936
------------------------------------------------------------------------
Daiichi Pharmaceutical Co., Ltd.
  (Pharmaceuticals)                               100,000      1,948,355
------------------------------------------------------------------------
Eisai Co., Ltd. (Pharmaceuticals)                 180,000      4,620,051
------------------------------------------------------------------------
Fujisawa Pharmaceutical Co., Ltd.
  (Pharmaceuticals)(d)                            190,000      4,640,274
------------------------------------------------------------------------
Hokuriku Seiyaku Co., Ltd. (Pharmaceuticals)       10,000        201,836
------------------------------------------------------------------------
Kissei Pharmaceutical Co., Ltd.
  (Pharmaceuticals)                               340,000      4,670,141
------------------------------------------------------------------------
Kyorin Pharmaceutical Co., Ltd.
  (Pharmaceuticals)                               130,000      2,937,310
------------------------------------------------------------------------
Kyowa Hakko Kogyo Co., Ltd. (Pharmaceuticals)     240,000      1,368,282
------------------------------------------------------------------------
Mitsubishi Pharma Corp. (Pharmaceuticals)          60,000        574,006
------------------------------------------------------------------------
Ono Pharmaceutical Co., Ltd.
  (Pharmaceuticals)                                50,000      1,633,351
------------------------------------------------------------------------
Rohto Pharmaceutical Co., Ltd.
  (Pharmaceuticals)                               300,000      2,076,690
------------------------------------------------------------------------
Sankyo Co., Ltd. (Pharmaceuticals)                500,000      7,602,862
------------------------------------------------------------------------
Santen Pharmaceutical Co., Ltd.
  (Pharmaceuticals)                                70,000        805,787
------------------------------------------------------------------------
Shionogi & Co., Ltd. (Pharmaceuticals)             30,000        438,205
------------------------------------------------------------------------
Taisho Pharmaceutical Co., Ltd.
  (Pharmaceuticals)                               240,000      3,864,043
------------------------------------------------------------------------
Takeda Chemical Industries, Ltd.
  (Pharmaceuticals)                               125,000      5,463,950
------------------------------------------------------------------------
Tanabe Seiyaku Co., Ltd. (Pharmaceuticals)        150,000      1,416,349
------------------------------------------------------------------------
Terumo Corp. (Health Care Equipment)              200,000      2,954,033
------------------------------------------------------------------------
Uni-Charm Corp. (The) (Household Products)          5,000        131,057
------------------------------------------------------------------------

                                                               MARKET
                                                 SHARES        VALUE

JAPAN-(CONTINUED)

Yamanouchi Pharmaceutical Co., Ltd.
  (Pharmaceuticals)                               120,000   $  3,304,037
========================================================================
                                                              56,792,643
========================================================================

NETHERLANDS-1.70%

Akzo Nobel N.V. (Diversified Chemicals)           380,000     16,321,352
========================================================================

NEW ZEALAND-0.00%

Fisher & Paykel Healthcare Corp. Ltd.-ADR
  (Health Care Equipment)(a)                          100          1,670
========================================================================

SWITZERLAND-0.06%

Alcon, Inc. (Health Care Supplies)(a)              15,000        519,750
------------------------------------------------------------------------
Novartis A.G. (Pharmaceuticals)                     1,000         42,009
========================================================================
                                                                 561,759
========================================================================

UNITED KINGDOM-2.11%

Shire Pharmaceuticals Group PLC
  (Pharmaceuticals)(a)                          1,750,000     12,983,572
------------------------------------------------------------------------
Shire Pharmaceuticals Group PLC-ADR
  (Pharmaceuticals)(a)                            330,000      7,326,000
========================================================================
                                                              20,309,572
========================================================================
    Total Foreign Stocks & Other Equity
      Interests (Cost $205,085,860)                          205,169,859
========================================================================

MONEY MARKET FUNDS-2.47%

STIC Liquid Assets Portfolio(e)                11,892,445     11,892,445
------------------------------------------------------------------------
STIC Prime Portfolio(e)                        11,892,445     11,892,445
========================================================================
    Total Money Market Funds (Cost
      $23,784,890)                                            23,784,890
========================================================================
TOTAL INVESTMENTS-99.34% (Cost $880,739,210)                 956,084,466
========================================================================
OTHER ASSETS LESS LIABILITIES-0.66%                            6,374,301
========================================================================
NET ASSETS-100.00%                                          $962,458,767
________________________________________________________________________
========================================================================

Investment Abbreviations:

ADR  - American Depositary Receipt

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) A portion of this security is subject to call options written. See Note 7.
(c) Affiliated issuer in which the Fund's holdings of the issuer represent 5% or more of the outstanding voting securities of the issuer. The Fund has not owned enough of the outstanding voting securities of the issuer to have control (as defined in the Investment Company Act of 1940) of that issuer. The market value as of 04/30/02 represented 0.31% of the Fund's net assets.
(d) Represents a security sold under Rule 144A, which is exempt from registration and may be resold to qualified institutional buyers in accordance with the provisions of Rule 144A under the Securities Act of 1933, as amended.
(e) The money market fund and the Fund are affiliated by having the same investment advisor.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
---------------------------------------------------------------

APRIL 30, 2002
(UNAUDITED)

ASSETS:

Investments, at market value (cost
  $880,739,210)*                              $  956,084,466
------------------------------------------------------------
Foreign currencies, at value (cost
  $7,333,182)                                      7,325,812
------------------------------------------------------------
Receivables for:
  Investments sold                                23,457,521
------------------------------------------------------------
  Fund shares sold                                 2,567,137
------------------------------------------------------------
  Dividends                                          774,142
------------------------------------------------------------
Investment for deferred compensation plan              1,787
------------------------------------------------------------
Collateral for securities loaned                 133,024,928
------------------------------------------------------------
Other assets                                          44,826
============================================================
    Total assets                               1,123,280,619
____________________________________________________________
============================================================

LIABILITIES:

Payables for:
  Investments purchased                           23,261,823
------------------------------------------------------------
  Fund shares reacquired                           1,742,877
------------------------------------------------------------
  Options written (premiums received
    $1,574,262)                                    1,766,975
------------------------------------------------------------
  Deferred compensation plan                           1,787
------------------------------------------------------------
  Collateral upon return of securities
    loaned                                       133,024,928
------------------------------------------------------------
Accrued distribution fees                            820,660
------------------------------------------------------------
Accrued trustees' fees                                 1,513
------------------------------------------------------------
Accrued transfer agent fees                          158,358
------------------------------------------------------------
Accrued operating expenses                            42,931
============================================================
    Total liabilities                            160,821,852
============================================================
Net assets applicable to shares outstanding   $  962,458,767
____________________________________________________________
============================================================

NET ASSETS:

Class A                                       $  657,403,487
____________________________________________________________
============================================================
Class B                                       $  248,986,497
____________________________________________________________
============================================================
Class C                                       $   56,068,783
____________________________________________________________
============================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER
  SHARE:

Class A                                           24,390,918
____________________________________________________________
============================================================
Class B                                            9,994,411
____________________________________________________________
============================================================
Class C                                            2,249,726
____________________________________________________________
============================================================
Class A:
  Net asset value per share                   $        26.95
------------------------------------------------------------
  Offering price per share:
    (Net asset value of $26.95 divided by
      95.25%)                                 $        28.29
____________________________________________________________
============================================================
Class B:
  Net asset value and offering price per
    share                                     $        24.91
____________________________________________________________
============================================================
Class C:
  Net asset value and offering price per
    share                                     $        24.92
____________________________________________________________
============================================================

* At April 30, 2002, securities with an aggregate market value of $131,859,402 were on loan to brokers.

STATEMENT OF OPERATIONS
---------------------------------------------------------------

FOR THE SIX MONTHS ENDED APRIL 30, 2002
(UNAUDITED)

INVESTMENT INCOME:

Dividends (net of foreign withholding tax
  of $176,678)                                 $  1,853,538
-----------------------------------------------------------
Dividends from affiliated money market
  funds                                             400,015
-----------------------------------------------------------
Interest                                              1,482
-----------------------------------------------------------
Security lending income                             114,456
===========================================================
    Total investment income                       2,369,491
===========================================================

EXPENSES:

Advisory fees                                     4,401,397
-----------------------------------------------------------
Administrative services fees                         80,390
-----------------------------------------------------------
Custodian fees                                      138,547
-----------------------------------------------------------
Distribution fees -- Class A                      1,569,453
-----------------------------------------------------------
Distribution fees -- Class B                      1,200,047
-----------------------------------------------------------
Distribution fees -- Class C                        235,722
-----------------------------------------------------------
Transfer agent fees                               1,149,928
-----------------------------------------------------------
Trustees' fees                                        5,651
-----------------------------------------------------------
Other                                               213,542
===========================================================
    Total expenses                                8,994,677
===========================================================
Less: Fees waived                                    (3,331)
-----------------------------------------------------------
    Expenses paid indirectly                        (26,074)
===========================================================
    Net expenses                                  8,965,272
===========================================================
Net investment income (loss)                     (6,595,781)
===========================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES, FOREIGN CURRENCIES
  AND OPTION CONTRACTS:

Net realized gain from:
  Investment securities                          77,876,505
-----------------------------------------------------------
  Foreign currencies                                123,624
-----------------------------------------------------------
  Option contracts written                        2,656,222
===========================================================
                                                 80,656,351
===========================================================
Change in net unrealized appreciation
  (depreciation) of:
  Investment securities                         (42,559,695)
-----------------------------------------------------------
  Foreign currencies                                (97,244)
-----------------------------------------------------------
  Option contracts written                         (545,196)
===========================================================
                                                (43,202,135)
===========================================================
Net gain from investment securities,
  foreign currencies and option contracts        37,454,216
===========================================================
Net increase in net assets resulting from
  operations                                   $ 30,858,435
___________________________________________________________
===========================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

FOR THE SIX MONTHS ENDED APRIL 30, 2002 AND THE YEAR ENDED OCTOBER 31, 2001 (UNAUDITED)

                                                               APRIL 30,      OCTOBER 31,
                                                                  2002            2001
                                                              ------------    ------------
OPERATIONS:

  Net investment income (loss)                                $ (6,595,781)   $(10,479,253)
------------------------------------------------------------------------------------------
  Net realized gain from investment securities, foreign
    currencies and option contracts                             80,656,351     137,032,083
------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities, foreign currencies and option
    contracts                                                  (43,202,135)    (65,109,810)
==========================================================================================
    Net increase in net assets resulting from operations        30,858,435      61,443,020
==========================================================================================
Distributions to shareholders from net realized gains:
  Class A                                                      (81,059,023)    (50,675,258)
------------------------------------------------------------------------------------------
  Class B                                                      (33,691,146)    (17,239,849)
------------------------------------------------------------------------------------------
  Class C                                                       (6,133,328)     (1,699,076)
------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                      128,754,233     131,650,882
------------------------------------------------------------------------------------------
  Class B                                                       55,717,638      77,709,705
------------------------------------------------------------------------------------------
  Class C                                                       24,511,548      24,665,881
==========================================================================================
    Net increase in net assets                                 118,958,357     225,855,305
==========================================================================================

NET ASSETS:

  Beginning of period                                          843,500,410     617,645,105
==========================================================================================
  End of period                                               $962,458,767    $843,500,410
__________________________________________________________________________________________
==========================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $816,247,262    $607,263,843
------------------------------------------------------------------------------------------
  Undistributed net investment income (loss)                    (6,596,496)           (715)
------------------------------------------------------------------------------------------
  Undistributed net realized gain from investment
    securities, foreign currencies and option contracts         77,691,768     117,918,914
------------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities, foreign
    currencies and option contracts                             75,116,233     118,318,368
==========================================================================================
                                                              $962,458,767    $843,500,410
__________________________________________________________________________________________
==========================================================================================

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

APRIL 30, 2002
(UNAUDITED)


NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Global Health Care Fund (the "Fund") is a separate series of AIM Investment Funds (the "Trust"). The Trust is organized as a Delaware business trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of eight separate series portfolios, each having an unlimited number of shares of beneficial interest. The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is long-term growth of capital.

  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Occasionally, events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If a development/event is so significant that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. FOREIGN CURRENCY TRANSLATIONS -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

F. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

G. COVERED CALL OPTIONS -- The Fund may write call options, on a covered basis; that is, the Fund will own the underlying security. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received.

H. EXPENSES -- Distribution expenses directly attributable to a class of shares are charged to that class' operations. All other expenses are allocated among the classes based on relative net assets.

NOTE 2--ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

A I M Advisors, Inc. ("AIM") is the Fund's investment manager and administrator. The Fund pays AIM investment management and administration fees at an annual rate of 0.975% on the first $500 million of the Fund's average daily net assets, plus 0.95% on the next $500 million of the Fund's average daily net assets, plus 0.925% on the next $500 million of the Fund's average daily net assets, plus 0.90% on the Fund's average daily net assets exceeding $1.5 billion. AIM has agreed to limit total annual operating expenses (excluding interest, taxes, dividends on short sales, extraordinary items and increases in expenses due to expense offset arrangements, if any) for Class A, Class B and Class C shares to 2.00%, 2.50% and 2.50%, respectively. AIM has agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market fund of which the Fund has invested. For the six months ended April 30, 2002, AIM waived fees of $3,331.

  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended April 30, 2002, AIM was paid $80,390 for such services.

  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the six months ended April 30, 2002, AFS was paid $644,275 for such services.

  The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.50% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and C shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. For the six months ended April 30, 2002, the Class A, Class B and Class C shares paid AIM Distributors $1,569,453, $1,200,047 and $235,722, respectively, as compensation under the Plans.

  AIM Distributors retained commissions of $206,328 from sales of the Class A shares of the Fund during the six months ended April 30, 2002. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the six months ended April 30, 2002, AIM Distributors retained $399, $0 and $10,338 in contingent deferred sales charges imposed on redemptions of Class A, Class B and Class C shares, respectively.

  Certain officers and trustees of the Trust are officers and directors of AIM, AFS and AIM Distributors.

  During the six months ended April 30, 2002, the Fund paid legal fees of $2,859 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.

NOTE 3--INDIRECT EXPENSES

For the six months ended April 30, 2002, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $5,186 and reductions in custodian fees of $20,888 under expense an offset arrangement which resulted in a reduction of the Fund's total expenses of $26,074.

NOTE 4--BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of
(i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the six months ended April 30, 2002, the

Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

  Effective May 21, 2002, the Fund may borrow up to the lesser of (i) $500,000,000 or (ii) the limits set by its prospectus for borrowings.

NOTE 5--PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities to the extent of one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value, determined daily, of the loaned securities. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral pursuant to these loans is invested in short-term money market instruments or affiliated money market funds. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day. Therefore, the value of the collateral may be temporarily less than the value of the securities on loan.

  At April 30, 2002, securities with an aggregate value of $131,859,402 were on loan to brokers. The loans were secured by cash collateral of $133,024,928 received by the Fund and invested in affiliated money market funds as follows:
$66,512,464 in STIC Liquid Assets Portfolio and $66,512,464 in STIC Prime Portfolio. For the six months ended April 30, 2002, the Fund received fees of $114,456 for securities lending.

NOTE 6--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the six months ended April 30, 2002 was $883,925,558 and $678,371,722, respectively.

  The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of April 30, 2002 is as follows:

Aggregate unrealized appreciation of
  investment securities                        $130,088,538
-----------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                         (55,854,648)
===========================================================
Net unrealized appreciation of investment
  securities                                   $ 74,233,890
___________________________________________________________
===========================================================
Cost of investments for tax purposes is $881,850,576.


NOTE 7--CALL OPTION CONTRACTS

Transactions in call options written during the six months ended April 30, 2002 are summarized as follows:

                                    CALL OPTION CONTRACTS
                                   ------------------------
                                   NUMBER OF     PREMIUMS
                                   CONTRACTS     RECEIVED
                                   ---------    -----------
Beginning of period                   9,710     $ 3,140,113
-----------------------------------------------------------
Written                              25,356       8,257,076
-----------------------------------------------------------
Closed                              (18,556)     (6,171,551)
-----------------------------------------------------------
Exercised                            (3,063)       (674,793)
-----------------------------------------------------------
Expired                              (8,517)     (2,976,583)
===========================================================
End of period                         4,930     $ 1,574,262
___________________________________________________________
===========================================================


  Open call option contracts written at April 30, 2002 were as follows:

                                                                   APRIL 30,
                                                                      2002        UNREALIZED
                      CONTRACT   STRIKE   NUMBER OF    PREMIUMS      MARKET      APPRECIATION
ISSUE                  MONTH     PRICE    CONTRACTS    RECEIVED      VALUE      (DEPRECIATION)
-----                 --------   ------   ---------   ----------   ----------   --------------
AmerisourceBergen
  Corp.                May-02     $65         700     $  403,888   $  882,000     $(478,112)
----------------------------------------------------------------------------------------------
Amgen Inc.             May-02      55       1,500        565,483      135,000       430,483
----------------------------------------------------------------------------------------------
Syncor International
  Corp.                May-02      30         800        285,591      178,000       107,591
----------------------------------------------------------------------------------------------
Tenet Healthcare
  Corp.                May-02      70       1,300        120,896      520,000      (399,104)
----------------------------------------------------------------------------------------------
Varian Inc.            May-02      35         630        198,404       51,975       146,429
==============================================================================================
                                            4,930     $1,574,262   $1,766,975     $(192,713)
______________________________________________________________________________________________
==============================================================================================

NOTE 8--SHARE INFORMATION


Changes in shares outstanding during the six months ended April 30, 2002 and the year ended October 31,2001 were as follows:

                                                                   SIX MONTHS ENDED                 YEAR ENDED
                                                                    APRIL 30, 2002               OCTOBER 31, 2001
                                                              --------------------------    --------------------------
                                                                SHARES         AMOUNT         SHARES         AMOUNT
                                                              ----------    ------------    ----------    ------------
Sold:
  Class A                                                      4,415,154    $123,497,168     6,036,134    $182,779,234
----------------------------------------------------------------------------------------------------------------------
  Class B                                                      2,764,446      71,789,219     4,479,506     126,599,025
----------------------------------------------------------------------------------------------------------------------
  Class C                                                        983,395      25,506,365     1,095,249      31,149,126
======================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                      2,814,454      75,258,583     1,674,855      47,029,924
----------------------------------------------------------------------------------------------------------------------
  Class B                                                      1,271,791      31,489,554       607,446      16,042,076
----------------------------------------------------------------------------------------------------------------------
  Class C                                                        231,215       5,727,183        62,106       1,640,220
======================================================================================================================
Reacquired:
  Class A                                                     (2,486,426)    (70,001,518)   (3,349,804)    (98,158,276)
----------------------------------------------------------------------------------------------------------------------
  Class B                                                     (1,858,230)    (47,561,135)   (2,348,659)    (64,931,396)
----------------------------------------------------------------------------------------------------------------------
  Class C                                                       (262,048)     (6,722,000)     (292,645)     (8,123,465)
======================================================================================================================
                                                               7,873,751    $208,983,419     7,964,188    $234,026,468
______________________________________________________________________________________________________________________
======================================================================================================================


NOTE 9--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.


                                                                                      CLASS A
                                                      ------------------------------------------------------------------------
                                                      SIX MONTHS
                                                        ENDED                          YEAR ENDED OCTOBER 31,
                                                      APRIL 30,       --------------------------------------------------------
                                                       2002(a)        2001(a)     2000(a)     1999(a)     1998(a)     1997(a)
                                                      ----------      --------    --------    --------    --------    --------
Net asset value, beginning of period                   $  29.93       $  30.12    $  24.00    $  20.15    $  27.98    $  23.60
------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                            (0.18)         (0.39)      (0.22)      (0.19)      (0.21)      (0.25)
------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized
    and unrealized)                                        1.26           3.44        8.62        4.04       (0.91)       6.48
==============================================================================================================================
    Total from investment operations                       1.08           3.05        8.40        3.85       (1.12)       6.23
==============================================================================================================================
Less distributions:
  Distributions from net realized gains                   (4.06)         (3.24)      (2.28)         --       (6.70)      (1.85)
------------------------------------------------------------------------------------------------------------------------------
  In excess of net realized gain on investments              --             --          --          --       (0.01)         --
==============================================================================================================================
    Total distributions                                   (4.06)         (3.24)      (2.28)         --       (6.71)      (1.85)
==============================================================================================================================
Net asset value, end of period                         $  26.95       $  29.93    $  30.12    $  24.00    $  20.15    $  27.98
______________________________________________________________________________________________________________________________
==============================================================================================================================
Total return(b)                                            3.71%         10.85%      38.49%      19.11%      (4.71)%     28.36%
______________________________________________________________________________________________________________________________
==============================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)               $657,403       $588,072    $460,445    $357,747    $357,534    $472,083
______________________________________________________________________________________________________________________________
==============================================================================================================================
Ratio of expenses to average net assets                    1.81%(c)       1.75%       1.73%       1.82%       1.84%       1.80%
==============================================================================================================================
Ratio of net investment income (loss) to average net
  assets                                                  (1.29)%(c)     (1.28)%     (0.85)%     (0.81)%     (0.98)%     (1.03)%
______________________________________________________________________________________________________________________________
==============================================================================================================================
Portfolio turnover rate                                      78%           207%        242%        123%        187%        149%
______________________________________________________________________________________________________________________________
==============================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Does not include sales charges and is not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $632,983,857.


                                                                                      CLASS B
                                                      ------------------------------------------------------------------------
                                                      SIX MONTHS
                                                        ENDED                          YEAR ENDED OCTOBER 31,
                                                      APRIL 30,       --------------------------------------------------------
                                                       2002(a)        2001(a)     2000(a)     1999(a)     1998(a)     1997(a)
                                                      ----------      --------    --------    --------    --------    --------
Net asset value, beginning of period                   $  28.03       $  28.53    $  22.96    $  19.37    $  27.27    $  23.15
------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                            (0.23)         (0.51)      (0.34)      (0.30)      (0.30)      (0.37)
------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized
    and unrealized)                                        1.17           3.25        8.19        3.89       (0.89)       6.34
==============================================================================================================================
    Total from investment operations                       0.94           2.74        7.85        3.59       (1.19)       5.97
==============================================================================================================================
Less distributions:
  Distributions from net realized gains                   (4.06)         (3.24)      (2.28)         --       (6.70)      (1.85)
------------------------------------------------------------------------------------------------------------------------------
  In excess of net realized gain on investments              --             --          --          --       (0.01)         --
==============================================================================================================================
    Total distributions                                   (4.06)         (3.24)      (2.28)         --       (6.71)      (1.85)
==============================================================================================================================
Net asset value, end of period                         $  24.91       $  28.03    $  28.53    $  22.96    $  19.37    $  27.27
______________________________________________________________________________________________________________________________
==============================================================================================================================
Total return(b)                                            3.44%         10.32%      37.78%      18.53%      (5.20)%     27.75%
______________________________________________________________________________________________________________________________
==============================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)               $248,986       $219,036    $144,861    $102,916    $100,311    $147,440
______________________________________________________________________________________________________________________________
==============================================================================================================================
Ratio of expenses to average net assets                    2.31%(c)       2.25%       2.23%       2.33%       2.34%       2.30%
==============================================================================================================================
Ratio of net investment income (loss) to average
  net assets                                              (1.78)%(c)     (1.78)%     (1.35)%     (1.32)%     (1.48)%     (1.53)%
______________________________________________________________________________________________________________________________
==============================================================================================================================
Portfolio turnover rate                                      78%           207%        242%        123%        187%        149%
______________________________________________________________________________________________________________________________
==============================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Does not include contingent deferred sales charges and is not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $241,998,547.


                                                                                        CLASS C
                                                                -------------------------------------------------------
                                                                  SIX
                                                                MONTHS                                    MARCH 1, 1999
                                                                 ENDED              YEAR ENDED            (DATE SALES
                                                                 APRIL             OCTOBER 31,            COMMENCED) TO
                                                                  30,         ----------------------      OCTOBER 31,
                                                                2002(a)       2001(a)       2000(a)        1999(a)
                                                                --------      --------      --------      -------------
Net asset value, beginning of period                            $ 28.03       $ 28.53       $ 22.96          $22.50
-----------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                    (0.23)        (0.51)        (0.34)          (0.21)
-----------------------------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)           1.18          3.25          8.19            0.67
=======================================================================================================================
    Total from investment operations                               0.95          2.74          7.85            0.46
=======================================================================================================================
Less distributions from net realized gains                        (4.06)        (3.24)        (2.28)             --
=======================================================================================================================
Net asset value, end of period                                  $ 24.92       $ 28.03       $ 28.53          $22.96
_______________________________________________________________________________________________________________________
=======================================================================================================================
Total return(b)                                                    3.47%        10.32%        37.77%           2.04%
_______________________________________________________________________________________________________________________
=======================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                        $56,069       $36,366       $12,339          $1,278
_______________________________________________________________________________________________________________________
=======================================================================================================================
Ratio of expenses to average net assets                            2.31%(c)      2.25%         2.23%           2.33%(d)
=======================================================================================================================
Ratio of net investment income (loss) to average net assets       (1.78)%(c)    (1.78)%       (1.35)%         (1.32)%(d)
_______________________________________________________________________________________________________________________
=======================================================================================================================
Portfolio turnover rate                                              78%          207%          242%            123%
_______________________________________________________________________________________________________________________
=======================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Does not include contingent deferred sales charges and is not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $47,535,025.
(d)  Annualized.

BOARD OF TRUSTEES                       OFFICERS                                            OFFICE OF THE FUND
Robert H. Graham                        Robert H. Graham                                    11 Greenway Plaza
                                        Chairman and President                              Suite 100
Frank S. Bayley                                                                             Houston, TX 77046
                                        Carol F. Relihan
Bruce L. Crockett                       Senior Vice President and Secretary                 INVESTMENT ADVISOR
                                                                                            A I M Advisors, Inc.
Albert R. Dowden                        Gary T. Crum                                        11 Greenway Plaza
                                        Senior Vice President                               Suite 100
Edward K. Dunn Jr.                                                                          Houston, TX 77046
                                        Dana R. Sutton
Jack M. Fields                          Vice President and Treasurer                        TRANSFER AGENT
                                                                                            A I M Fund Services, Inc.
Carl Frischling                         Stuart W. Coco                                      P.O. Box 4739
                                        Vice President                                      Houston, TX 77210-4739
Prema Mathai-Davis
                                        Melville B. Cox                                     CUSTODIAN
Lewis F. Pennock                        Vice President                                      State Street Bank and Trust Company
                                                                                            225 Franklin Street
Ruth H. Quigley                         Edgar M. Larsen                                     Boston, MA 02110
                                        Vice President
                                                                                            COUNSEL TO THE FUND
                                                                                            Ballard Spahr
                                                                                            Andrews & Ingersoll, LLP
                                                                                            1735 Market Street
                                                                                            Philadelphia, PA 19103

                                                                                            COUNSEL TO THE TRUSTEES
                                                                                            Kramer, Levin, Naftalis & Frankel LLP
                                                                                            919 Third Avenue
                                                                                            New York, NY 10022

                                                                                            DISTRIBUTOR
                                                                                            A I M Distributors, Inc.
                                                                                            11 Greenway Plaza
                                                                                            Suite 100
                                                                                            Houston, TX 77046

THE AIM FUNDS RISK SPECTRUM

On the back cover of this fund report, you'll find the funds in the AIM family divided into the following categories: sector, international/global, domestic, taxable and tax-free. You'll also notice that the funds in each category are listed from more aggressive to more conservative.

    Within each category of this risk spectrum, we assessed each fund on the basis of three factors: its holdings, volatility patterns and diversification. From that assessment, we assigned a degree of risk to each fund and ordered them accordingly.

    Mutual funds typically invest in stocks, bonds or money market instruments, each with varying levels of potential risk and reward. Generally, the riskier the investment, the greater the potential reward.

================================================================================

RISK SPECTRUM

                                [PYRAMID GRAPHIC]

                                   AGGRESSIVE

                                     Sector
                                     Equity

                                 International/
                                 Global Equity

                                Domestic Equity

                  Taxable                             Tax-Free
               Fixed-Income                         Fixed-Income
                                 CONSERVATIVE


Stock funds usually offer the most upside potential, but they also carry the greatest risk. Funds that invest in large, well-established companies generally have lower risk/reward potential than funds that invest in small, fast-growing companies.

Funds that invest in a broad range of industries are considered more diversified and less risky--and potentially less rewarding--than funds that invest in a single sector, such as technology.

Funds that invest in international markets tend to have higher risk/reward potential than those that invest solely in domestic securities.

Bond funds are generally considered safer and therefore potentially less rewarding than stock funds. Funds that invest in U.S. Treasury securities typically have lower risk/reward potential than funds that invest in higher-yielding junk bonds.

Money market funds, while considered extremely safe, typically produce lower returns than stock and bond funds. Moreover, it is possible that a money market fund's returns will not keep pace with inflation.

================================================================================

    The amount of investment risk you undertake depends on several factors: your financial objectives, your risk tolerance and your time horizon. Are you saving for your later years or are you investing to buy a large item, like a car or a house, soon? Are you a young adult early in your work life, or are you approaching retirement?

    If your investment plan has a rather long time horizon, you may be able to invest more aggressively because you could have time to recoup should you experience losses. If your needs are more immediate, you may need to be more conservative to meet your goal.

    Because these factors change over time, it's a good idea to reassess your portfolio periodically to make sure it still meets your needs. Your financial advisor can help you figure out if your portfolio is right where it should be or if it could use some fine-tuning.

    In assessing your investments, remember to keep diversification in mind. Such a strategy, where you spread your investments over several types of mutual funds, may help mitigate volatility and/or risk in your portfolio because not all investments behave the same way at the same time.

    AIM has a large selection of mutual funds to choose from. See your financial advisor for insight into which ones would best fit in your portfolio.

                                  EQUITY FUNDS

   DOMESTIC EQUITY FUNDS                 INTERNATIONAL/GLOBAL EQUITY FUNDS                  A I M Management Group Inc. has provided
                                                                                            leadership in the mutual fund industry
                                                                                            since 1976 and manages approximately
     MORE AGGRESSIVE                             MORE AGGRESSIVE                            $158 billion in assets for more than 9
                                                                                            million shareholders, including
AIM Small Cap Opportunities(1)          AIM Developing Markets                              individual investors, corporate clients
AIM Mid Cap Opportunities(1)            AIM European Small Company                          and financial institutions.*
AIM Large Cap Opportunities(1)          AIM Asian Growth
AIM Emerging Growth                     AIM International Emerging Growth                       The AIM Family of Funds--Registered
AIM Small Cap Growth(2)                 AIM Global Aggressive Growth                        Trademark-- is distributed nationwide.
AIM Aggressive Growth                   AIM European Development                            AIM is a subsidiary of AMVESCAP PLC,
AIM Mid Cap Growth                      AIM Euroland Growth                                 one of the world's largest independent
AIM Dent Demographic Trends             AIM International Equity                            financial services companies with $400
AIM Constellation                       AIM Global Growth                                   billion in assets under management.*
AIM Large Cap Growth                    AIM Worldwide Spectrum
AIM Weingarten                          AIM Global Trends
AIM Small Cap Equity                    AIM International Value(4)
AIM Capital Development
AIM Mid Cap Equity                                MORE CONSERVATIVE
AIM Select Equity(3)
AIM Value II                                    SECTOR EQUITY FUNDS
AIM Value
AIM Blue Chip                                     MORE AGGRESSIVE
AIM Mid Cap Basic Value
AIM Large Cap Core Equity               AIM New Technology
AIM Charter                             AIM Global Telecommunications and Technology
AIM Basic Value                         AIM Global Energy(5)
AIM Large Cap Basic Value               AIM Global Infrastructure
AIM Balanced                            AIM Global Financial Services
AIM Basic Balanced                      AIM Global Health Care
                                        AIM Global Utilities
    MORE CONSERVATIVE                   AIM Real Estate(6)

                                                    MORE CONSERVATIVE

                      FIXED-INCOME FUNDS

  TAXABLE FIXED-INCOME FUNDS             TAX-FREE FIXED-INCOME FUNDS

     MORE AGGRESSIVE                            MORE AGGRESSIVE

AIM High Yield II                       AIM High Income Municipal
AIM High Yield                          AIM Municipal Bond
AIM Strategic Income                    AIM Tax-Free Intermediate
AIM Income                              AIM Tax-Exempt Cash
AIM Global Income
AIM Total Return Bond                           MORE CONSERVATIVE
AIM Intermediate Government
AIM Floating Rate
AIM Limited Maturity Treasury
AIM Money Market

     MORE CONSERVATIVE

When assessing the degree of risk, AIM considered the following three factors: the funds' portfolio holdings, volatility patterns over time and diversification permitted within the fund. Fund rankings are relative to one another within the particular group of The AIM Family of Funds--Registered Trademark-- and should not be compared with other investments. There is no guarantee that any one AIM fund will be less volatile than any other. This order is subject to change. (1) Closed to new investors. (2) On March 18, 2002, AIM Small Cap Growth Fund was closed to most investors. For more information on who may continue to invest in the fund, please contact your financial advisor. (3) On July 13, 2001, AIM Select Growth Fund was renamed AIM Select Equity Fund. (4) On July 1, 2001, AIM Advisor International Value Fund was renamed AIM International Value Fund. (5) On September 1, 2001, AIM Global Resources Fund was renamed AIM Global Energy Fund. (6) On July 1, 2001, AIM Advisor Real Estate Fund was renamed AIM Real Estate Fund. FOR MORE COMPLETE INFORMATION ABOUT ANY AIM FUND, INCLUDING THE RISKS, SALES CHARGES AND EXPENSES, OBTAIN THE APPROPRIATE PROSPECTUS(ES) FROM YOUR FINANCIAL ADVISOR. PLEASE READ THE PROSPECTUS(ES) CAREFULLY BEFORE YOU INVEST OR SEND MONEY. If used as sales material after July 20, 2002, this report must be accompanied by a fund Performance & Commentary or by an AIM Quarterly Review of Performance for the most recent quarter-end.

* As of 3/31/02                                      [AIM LOGO APPEARS HERE]
                                                     --Registered Trademark--
                                                     INVEST WITH DISCIPLINE
                                                     --Registered Trademark--

                                                                      GHC-SAR-1

A I M DISTRIBUTORS, INC.